MEEDER FUNDS

Global Allocation Fund

Aggressive Allocation Fund

Moderate Allocation Fund

Dynamic Allocation Fund

Quantex Fund

Balanced Fund

Muirfield Fund

Spectrum Fund

Conservative Allocation Fund

Total Return Bond Fund

Prime Money Market Fund

Supplement dated January 8, 2018 to the

Prospectus and Statement of Additional Information

for the Meeder Funds dated November 20, 2017

Effective January 8, 2018, the Prospectus for the Global Allocation Fund is amended as follows:

1.	In the “Principal Investment Strategies” section, the following is added as the first sentence to the second paragraph on page 1 of the Prospectus:

Under normal circumstances, the Fund will invest between 10% and 90% of its total assets in equity investments.

2.	In the “Principal Investment Strategies” section, the following is added as the first sentence to the third paragraph on page 1 of the Prospectus:

Under normal circumstances, the Fund will invest between 10% and 90% of its total assets in fixed income investments.

This Supplement and the Prospectus and Statement of Additional Information dated November 20, 2017 provide information a prospective investor ought to know before investing. Please keep this supplement for future reference.